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                                                                   EXHIBIT 10.12

                           REAFFIRMATION OF GUARANTY

     This Reaffirmation of Guaranty dated as of March 29, 1999 ("Reaffirmation") is by each of the parties signatory hereto (collectively referred to as "Guarantors") in favor of the Lenders and the Administrative Agent referred to below.

                                 INTRODUCTION

     A. Tuboscope Inc., a Delaware corporation ("Borrower"), is party to the Amended and Restated Credit Agreement dated as of February 9, 1998 (as the same may be further amended or otherwise modified from time-to-time, the "Credit Agreement," the defined terms of which are used in this Reaffirmation unless otherwise defined herein) among the Borrower, the banks named therein ("Lenders"), ABN AMRO Bank N.V., as administrative agent ("Administrative Agent").

     B. In connection with the Credit Agreement, each of the Guarantors has executed a Subsidiary Guaranty Agreement dated as of February 13, 1998 in favor of the Administrative Agent and the Lenders (each a "Guaranty" and collectively, the "Guaranties") guaranteeing, among other things, the obligations of the Borrower under the Credit Agreement, the Notes and the other Credit Documents.

     C. The Borrower has executed and delivered Amendment No. 1 dated as of March 29, 1999 ("Amendment") among the Borrower, the Administrative Agent and the Lenders. It is a condition precedent to the effectiveness of the Amendment that the Guarantors shall have executed and delivered this Reaffirmation.

     THEREFORE, each of the Guarantors hereby agrees as follows:

     Section 1.  Reaffirmation of Guaranty.  Each of the Guarantors hereby
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ratifies, confirms, and acknowledges the obligations under its Guaranty are, after giving effect to the Amendment, in full force and effect and each such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment and performance, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Liabilities (as defined in each Guaranty), as such Liabilities have been amended by the Amendment. Each of the Guarantors hereby acknowledges that the delivery of this Reaffirmation does not indicate or establish an approval or consent requirement by any of the Guarantors under any of the Guaranties in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Credit Documents.

     Section 2.  Effectiveness. This Reaffirmation shall become effective
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upon each of the Guarantors duly and validly executing this Reaffirmation and delivering it to the Administrative Agent.
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     Section 3.  Choice of Law.  This Agreement shall be governed by and
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construed and enforced in accordance with the laws of the State of New York.

     Section 4.  Counterparts.  This Agreement may be signed in any number of
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counterparts, each of which shall be an original.

     EXECUTED as of the 29th day of March, 1999.

                              GUARANTORS:
                              ----------

                              TUBOSCOPE I/P, INC.


                              By:________________________________________
                                 Name:___________________________________
                                 Title:__________________________________


                              TUBOSCOPE VETCO INTERNATIONAL INC.


                              By:________________________________________
                                 Name:___________________________________
                                 Title:__________________________________


                              TUBO-FGS, INC.


                              By:________________________________________
                                 Name:___________________________________
                                 Title:__________________________________

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                              FIBERGLASS SYSTEMS HOLDINGS, INC.


                              By:________________________________________
                                 Name:___________________________________
                                 Title:__________________________________


                              TUBOSCOPE (HOLDING U.S.) INC.


                              By:________________________________________
                                 Name:___________________________________
                                 Title:__________________________________


                              ENVIRONMENTAL PROCEDURES, INC.


                              By:________________________________________
                                 Name:___________________________________
                                 Title:__________________________________


                              TUBOSCOPE PIPELINE SERVICES INC.


                              By:________________________________________
                                 Name:___________________________________
                                 Title:__________________________________

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